EX-21 EXHIBIT 21

DXC TECHNOLOGY COMPANY
Subsidiaries as of March 31, 2021

Entity Name	Jurisdiction of Organization
EURL CSC Computer Sciences Corporation Algeria	Algeria
CSC Computer Sciences Argentina S.R.L.	Argentina
Enterprise Services Argentina S.R.L	Argentina
DXC Technology Australia Pty. Limited	Australia
DXC Technology Australia Holdings Pty Limited	Australia
Dawriver Pty Limited	Australia
HAS Solutions Pty Ltd.	Australia
DH (Australia) Pty Ltd	Australia
iSOFT Australia Pty Limited	Australia
iSOFT eHealth Pty Ltd	Australia
iSOFT Holdings Pty Limited	Australia
iSOFT Solutions Pty Ltd	Australia
iSOFT Systems Pty Ltd.	Australia
iSOFT Solutions (International) Pty Ltd.	Australia
CSC Agility Platform Australia Pty Limited	Australia
DXC United Pty Limited	Australia
UXC BSG Holdings Pty Ltd	Australia
DXC Eclipse Pty Ltd	Australia
DXC Oxygen Pty Ltd	Australia
DXC Red Rock Pty Ltd	Australia
DXC Consulting Pty Ltd	Australia
Integ Group Pty Ltd	Australia
DXC Connect Pty Ltd	Australia
DXC Professional Solutions Pty Ltd	Australia
DXC SN Pty Ltd	Australia
UXC Holdings Pty Ltd	Australia
White Labelled Pty Ltd	Australia
Lucid IT Pty Ltd	Australia
Australian College of Project Management Pty Ltd	Australia
Saltbush Consulting Pty Ltd	Australia
Lucid IT Unit Trust	Australia
Integ Queensland Pty Ltd	Australia
CeleritiFinTech Services Australia Pty Limited	Australia
Xchanging Procurement Services Pty Limited	Australia
Xchanging Pty Limited	Australia
Xchanging Integrated Services Victoria Pty Limited	Australia
Xchanging Integrated Services Australia Pty Limited	Australia

Xchanging Technology for Intermediaries Pty Limited	Australia
CeleritiFinTech Australia Pty Limited	Australia
EIT Services India Private Limited Australia Branch	Australia
DXC Enterprise Australia Pty Ltd	Australia
DXC NZ Holdings Pty Ltd	Australia
DXC SAE Pty Limited	Australia
Sable Systems Pty Ltd.	Australia
Sable Systems Unit Trust	Australia
System Partners Pty Ltd	Australia
TESM Australia Pty Ltd	Australia
Excelian Ltd (Australian Branch)	Australia
Bluleader Pty Ltd	Australia
DXC Insurance Solutions Australia Pty Ltd	Australia
DH Software Solutions Australia Pty Ltd	Australia
DXC Technology Austria GmbH	Austria
EntServ Enterprise Services Austria GmbH	Austria
ES SHARED SERVICE CENTER SOCIETA PER AZIONI, Branch Austria	Austria
Enterprise Services International Trade B.V. Azerbaijan Branch	Azerbaijan
Enterprise Services (AP) Limited Bangladesh Branch	Bangladesh
"Ent Services Bel" Limited Liability Company	Belarus
DXC Technology Belgium VOF/SNC	Belgium
Experteam S.A./N.V.	Belgium
UltraGenda N.V	Belgium
Enterprise Services Belgium BVBA	Belgium
DXC Field Delivery Belgium BVBA	Belgium
High Tech Services Insurance, Ltd.	Bermuda
CSC Computer Sciences Brasil S/A	Brazil
Enterprise Services Brasil Serviços de Tecnologia Ltda	Brazil
ES Brasil Participações Ltda.	Brazil
DXC Brasil Servicos de Telecomunicacoes Ltda	Brazil
Luxoft Holding Inc.	British Virgin Islands
Luxoft Eastern Europe Limited	British Virgin Islands
DXC Technology Sdn. Bhd	Brunei
DH Software Sdn Bhd	Brunei
DXC Technology Bulgaria E.O.O.D.	Bulgaria
Enterprise Services Bulgaria EOOD	Bulgaria
Luxoft Bulgaria E.O.O.D.	Bulgaria
Sable37, Inc.	California
Virtual Clarity, Inc.	California
ViCoS, Inc.	California
Computer Sciences Canada Inc.	Canada
UXC Eclipse Solutions (Canada) Ltd	Canada
Fruition Partners Canada Ltd.	Canada
EIT Services India Private Limited Canada Branch	Canada
ESIT Advanced Solutions Inc.	Canada

ESIT Canada Enterprise Services Co.	Canada
Tribridge Enterprises Canada, ULC	Canada
Excelian (Canada) Ltd.	Canada
DXC Insurance Services Canada ULC	Canada
ES Capital Co	Cayman Islands
ES Investment Co	Cayman Islands
SOS Limited	Cayman Islands
CSC Computer Sciences Corporation Chile S.A.	Chile
DXC Chile Inversiones Ltda.	Chile
Enterprise Services Chile Comercial Limitada	Chile
Beijing CSA Computer Sciences Technology Company Limited	China
CSC Technology (Beijing) Co., Ltd.	China
Tianjin CSA Computer Sciences Technology Company Limited	China
CSC Software Technology (Shanghai) Company Ltd.	China
ISI (China) Co., Limited	China
Xchanging Business Services Limited, China Branch	China
CSC Information Technology (Tianjin) Co. Ltd.	China
Beijing Bokai Technology Co., Ltd.	China
Beijing Bokai Technology Co., Ltd. Chongqing Branch	China
Beijing Bokai Technology Co., Ltd. Dalian Branch	China
Beijing Bokai Technology Co., Ltd. Guangzhou Branch	China
Beijing Bokai Technology Co., Ltd. Shanghai Branch	China
Bokai Enterprise Services (Wuhan) Co., Ltd.	China
Guizhou Bokai Technology Co. Ltd	China
Luxoft Information Technology (Tianjin) Limited	China
Luxoft Information Technology (Tianjin) Limited Beijing (Branch)	China
Luxoft Information Technology (Tianjin) Limited (Shanghai)	China
Beijing CSA Computer Sciences Technology Company Limited, Shanghai Branch	China
Beijing CSA Computer Sciences Technology Company Limited, Guangzhou Branch	China
CSC Technology (Beijing) Co., Ltd., Shanghai Branch	China
DXC Solutions Colombia S.A.S.	Colombia
Enterprise Services Colombia S.A.S.	Colombia
Ent. Services CentroAmerica CAC, Ltda.	Costa Rica
EntServ Costa Rica, Limitada	Costa Rica
Ent. Services Zagreb d.o.o.	Croatia
Paxus N.V.	Curacao
IDAPS Australia Finance N.V	Curacao
Luxoft International Company Limited	Cyprus
CSC Computer Sciences s.r.o.	Czech Republic
DXC Technology Czech Republic s.r.o.	Czech Republic
AppLabs Inc.	Delaware
DXC Solutions US Brazil Holdings LLC	Delaware
DXC US Asset Funding I LLC	Delaware
DXC US Finance Company LLC	Delaware
DXC Receivables LLC	Delaware

Alliance-One Services, Inc.	Delaware
Alliance-One Holdings, LLC	Delaware
Alliance-One Investments, LLC	Delaware
Mynd International LLC	Delaware
Infochimps, Inc	Delaware
DXC US Agility Platform, LLC	Delaware
DXC US Japan Ltd.	Delaware
Eclipse Intelligent Solutions (USA) Inc.	Delaware
UXC Eclipse (USA) LLC	Delaware
UXC Eclipse (AES) LLC	Delaware
Fruition Partners US, Inc.	Delaware
Xchanging Inc.	Delaware
Xchanging Software Services, Inc.	Delaware
Xchanging Services, Inc.	Delaware
EdgeIQ, Inc.	Delaware
SBB Services, Inc.	Delaware
Xchanging Systems and Services, Inc.	Delaware
Xchanging Global Insurance Services (US), Inc.	Delaware
Xchanging Solutions (USA), Inc.	Delaware
Fixnetix, Inc.	Delaware
DXC US Enterprises, L.P.	Delaware
CeleritiFinTech USA, Inc.	Delaware
Lux 1 Holding Company Inc.	Delaware
DXC US (Netherlands) LLC	Delaware
DXC US Administrative Services LLC	Delaware
DXC US Brazil Holdings LLC	Delaware
DXC US CIT LLC	Delaware
DXC US Communications LLC	Delaware
DXC US DC Holdings LLC	Delaware
DXC US Latin America Corporation	Delaware
DXC US World Trade LLC	Delaware
NameCo 2017, LLC	Delaware
Tribridge Holdings, LLC	Delaware
Concerto Cloud Services, LLC	Delaware
Tribridge International, LLC	Delaware
DXC Technology Services LLC	Delaware
TESM LLC	Delaware
Shoto, Inc.	Delaware
OSIX Corporation	Delaware
Smarthome Ventures LLC	Delaware
Wrap Media, LLC	Delaware
Icon Technology, Inc.	Delaware
Luxoft USA Inc.	Delaware
Alluto LLC	Delaware
DH Software Delaware LLC	Delaware

DXC Technology Airline Solutions Denmark A/S	Denmark
DXC Technology Danmark A/S	Denmark
DXC Technology Scandihealth A/S	Denmark
Enterprise Services Denmark ApS	Denmark
BusinessNow P/S	Denmark
BusinessNow Copenhagen ApS	Denmark
BusinessNow International ApS	Denmark
DH Denmark ApS	Denmark
iSOFT Sanidad Dominicana, S.R.L.	Dominican Republic
iSOFT Sanidad, Sucursal Ecuador	Ecuador
DXC Technology Egypt SAE	Egypt
D H Healthcare Provider Software Egypt LLC	Egypt
DXC Eclipse Pty Ltd - Fiji Branch	Fiji
DXC Technology Oy	Finland
DXC Technology Finland Oy	Finland
Continuum SOCS SAS	France
DXC Technology France SAS	France
DXC Technology France Holding SAS	France
DXC Technology Financial Services Holding SAS	France
DXC Technology Financial Services SAS	France
Enterprise Services France SAS	France
ES Field Delivery France SAS	France
Luxoft Information Technology (Singapore) Pte. Ltd. (France Branch)	France
eBECS North America Inc.	Georgia
Adeus Aktienregister-Service GmbH	Germany
Bad Homburger Inkasso GmbH	Germany
DXC Technology Deutschland GmbH	Germany
DXC Technology Deutschland Consulting GmbH	Germany
Innovative Banking Solutions AG	Germany
Fondsdepot Bank GmbH	Germany
EIT Services India Private Limited German Branch	Germany
EntServ Deutschland GmbH	Germany
Luxoft GmbH	Germany
Symtavision GmbH	Germany
CMORE Automotive GmbH	Germany
DXC Pension Trust e.V	Germany
Alluto GmbH	Germany
AXA Bank AG	Germany
Ent. Services Hellas - IT Services Limited Liability Company	Greece
CSA (PRC) Company Limited	Hong Kong
DXC Technology Hong Kong Limited	Hong Kong
DXC Technology Enterprise Services (AP) Limited	Hong Kong
DXC Technology Enterprise Services (Hong Kong) Limited	Hong Kong
Luxoft Hong Kong Pte. Limited	Hong Kong
CMORE Automotive Hong Kong Limited	Hong Kong

CSC Hungary Information Technology Services Kft	Hungary
DXC Technology Hungary Ltd	Hungary
Computer Sciences Corporation India Private Limited	India
UXC India IT Services Private Ltd	India
DXC Technology India Private Limited	India
Xchanging Solutions Limited	India
Nexplicit Infotech India Private Limited	India
Xchanging Technology Services India Pvt Limited	India
Xchanging Builders (India) Private Limited	India
EIT Services India Private Limited	India
Luxoft India LLP	India
DerivIT Solutions Private Limited	India
DH Healthcare Software Services India Private Limited	India
PT DXC Technology Indonesia	Indonesia
PT EIT Services Indonesia	Indonesia
CSC Computer Sciences Ireland Limited	Ireland
DXC Capital Funding Designated Activity Company	Ireland
ES Field Delivery Ireland Limited	Ireland
Global EntServ Solutions Galway Limited	Ireland
Global EntServ Solutions Ireland Limited	Ireland
eBECS Business Solutions (Ireland) Limited	Ireland
TESM Ireland Limited	Ireland
DH Healthcare Provider Software Ireland Ltd	Ireland
Fenergo Group Limited	Ireland
Entserv Israel Ltd.	Israel
EntServ OMS Israel Ltd	Israel
DXC Technology Italy S.r.l.	Italy
CeleritiFinTech Italy S.r.l.	Italy
CeleritiFinTech Services Italy S.r.l.	Italy
Xchanging Italy Holding S.r.L.	Italy
Xchanging Italy S.p.A.	Italy
Enterprise Services Energy Italia S.r.l.	Italy
Enterprise Services Italia S.r.l.	Italy
Enterprise Tech Partners Italia S.r.l.	Italy
ES Field Delivery Italia S.r.l.	Italy
ES SHARED SERVICE CENTER S.p.A.	Italy
Logistica Digitale Srl	Italy
Tribridge Italy S.r.l.	Italy
Luxoft Italy S.r.l.	Italy
CSC UKD 4 Limited - Jamaica Branch	Jamaica
DXC Technology Japan LLC	Japan
DXC Technology Japan Ltd.	Japan
Japan Systems Company Limited	Japan
Royal Pavilion LP	Jersey
RPDP Limited	Jersey

Royal Pavilion Nominee One Limited	Jersey
Royal Pavilion Nominee Two Limited	Jersey
E IT Services Co. Kazakhstan	Kazakhstan
Entserv East Africa Limited	Kenya
DXC Technology Korea YH	Korea
Enterprise Services Korea A DXC Technology Company	Korea
Luxoft Korea LLC	Korea
DXC Technology Baltic UAB	Lithuania
UAB ES Hague Lietuva	Lithuania
DXC Technology Luxembourg SA	Luxembourg
DXC Luxembourg International S.a.r.l.	Luxembourg
DXC Luxembourg Holding S.a.r.l.	Luxembourg
Enterprise Services Luxembourg S.à r.l.	Luxembourg
ES Field Delivery Luxembourg S.á r.l.	Luxembourg
DXC Lux 5 S.a.r.l.	Luxembourg
DXC Lux 6 S.a.r.l.	Luxembourg
Luxoft Luxembourg S.a.r.l.	Luxembourg
DXC Technology Malaysia Sdn. Bhd	Malaysia
IBA Health (Asia) Sdn. Bhd.	Malaysia
iSOFT Health Systems (Malaysia) Sdn. Bhd.	Malaysia
UXC Consulting SDN BHD	Malaysia
Xchanging Asia Pacific Sdn Bhd	Malaysia
Xchanging Malaysia Sdn Bhd	Malaysia
Entserv Malaysia Sdn. Bhd.	Malaysia
Luxoft Malaysia Sdn Bhd	Malaysia
DXC Technology Global Services Centre Sdn. Bhd.	Malaysia
DH Software Solutions Malaysia Sdn. Bhd.	Malaysia
Forbes Technology Center	Maryland
CSC Consulting, Inc.	Massachusetts
EIT Services India Private Limited US Branch	Massachusetts
Xchanging (Mauritius) Limited	Mauritius
EntServ (Mauritius) Limited	Mauritius
CSC Computer Sciences, S. de R.L. de C.V.	Mexico
CSC Servicios, S de R.L. de C.V.	Mexico
Implementaciones Soft Sanidad, S.A. de C.V.	Mexico
BT Operaciones de México, S. de R.L. de C.V.	Mexico
DXC Servicios Profesionales México, S. de R.L. de C.V.	Mexico
Entserv Enterprise Services Mexico S. de R.L. de C.V.	Mexico
Integradora de Servicios Central, S.A. de C.V.	Mexico
Integradora de Servicios S.A. de C.V.	Mexico
TechBusiness Operaciones México, S. de R.L. de C.V.	Mexico
Luxoft Mexico S. de R.L. de C.V.	Mexico
DXC Technology Ecuador S.A.S.	Mexico
CSC Covansys Corporation	Michigan
Enterprise Services CDG S.A.	Morocco

DXC Technology SARL	Morocco
DXC Technology B.V.	Netherlands
iSOFT Nederland B.V.	Netherlands
Xchanging B.V.	Netherlands
Enterprise Services International Trade B.V.	Netherlands
Enterprise Services Nederland B.V.	Netherlands
DXC Alps HoldCo B.V.	Netherlands
DXC Berlin B.V.	Netherlands
DXC Brielle B.V.	Netherlands
DXC Caribe y Andina B.V.	Netherlands
DXC Eastern Holding B.V.	Netherlands
DXC Field Delivery Holding B.V.	Netherlands
ES Field Delivery Nederland B.V.	Netherlands
DXC Finance B.V.	Netherlands
DXC French HoldCo B.V.	Netherlands
DXC Gatriam Holding B.V.	Netherlands
DXC Globalsoft HoldCo B.V.	Netherlands
DXC Hague B.V.	Netherlands
DXC Hague II B.V.	Netherlands
DXC Japan HoldCo B.V.	Netherlands
DXC Japan Systems HoldCo B.V.	Netherlands
DXC Russia HoldCo B.V.	Netherlands
DXC Russia HoldCo II B.V.	Netherlands
DXC Sinope Holding B.V.	Netherlands
DXC Taiwan HoldCo B.V.	Netherlands
Fruition Partners Holding B.V.	Netherlands
Fruition Partners Group B.V.	Netherlands
Fruition Partners B.V.	Netherlands
Luxoft Netherlands B.V.	Netherlands
Argo Design Europe B.V.	Netherlands
Virtual Clarity B.V.	Netherlands
DXC Technology Company	Nevada
Computer Sciences Corporation	Nevada
Century LLC	Nevada
Century Subsidiary Corporation	Nevada
DXC US Management Inc.	Nevada
DXC US International Inc.	Nevada
Century Credit Corporation	Nevada
Continental Grand, Limited Partnership	Nevada
DXC US LATAM Company LLC	Nevada
CXD Infrastructure Solutions Inc.	Nevada
INSYS Group Inc.	New Jersey
IntroPro US Inc.	New Jersey
UXC Eclipse (USA), Inc.	New York
CSC New Zealand Limited	New Zealand

Computer Sciences Corporation (NZ) Holdings Limited	New Zealand
DH (New Zealand) Limited	New Zealand
DXC Technology NZ Limited	New Zealand
UXC Holdings (NZ) Ltd	New Zealand
DXC Eclipse (New Zealand) Limited	New Zealand
Oxygen Business Solutions Limited	New Zealand
Red Rock Limited	New Zealand
DXC (New Zealand) Pension Limited	New Zealand
DXC Enterprise NZ	New Zealand
EntServ Nigeria Limited	Nigeria
Wendover Financial Services Corporation	North Carolina
DXC Technology Norge AS	Norway
Enterprise Services Norge AS	Norway
Syscom AS	Norway
IBA Health (Middle East) LLC	Oman
Enterprise Services Panama, S. de R.L.	Panama
DXC Oxygen Pty Ltd - Papua New Guinea Branch	Papua New Guinea
Mynd Partners (f/k/a Legalgard Partners, L.P.)	Pennsylvania
CSC Computer Sciences Peru S.R.L.	Peru
Implementaciones Soft Sanidad Peru, S.A.C.	Peru
Enterprise Services Latin America Corporation Peru Branch	Peru
Enterprise Services Peru S.R.L.	Peru
DH Healthcare Software Peru S.R.L.	Peru
AppLabs Technologies Private Limited US Branch	Philadelphia
Mynd International LLC - Philippines Branch	Philippines
DXC Technology (Philippines), Inc.	Philippines
Enterprise Services (AP) Limited, Philippines Regional Operating Headquarters	Philippines
EntServ Philippines, Inc.	Philippines
CSC Computer Sciences Polska Sp. zO.O	Poland
DXC Technology Polska Sp. z o.o.	Poland
Luxoft Poland Sp.z.o.o	Poland
DXC Technology Portugal, Lda	Portugal
EIT Services Co. Portugal, Lda.	Portugal
DXC Field Delivery Portugal, Unipessoal Lda.	Portugal
DH HPS Portugal, Unipessoal Lda	Portugal
CSC Puerto Rico, LLC	Puerto Rico
DXC Technology Services Puerto Rico LLC	Puerto Rico
DH Puerto Rico LLC	Puerto Rico
CSC Computer Sciences Middle East LLC	Qatar
Enterprise Services Doha for Information Technology Consultancy	Qatar
CSC Computer Sciences Romania SRL	Romania
Enterprise Services Romania SRL	Romania
Luxoft Professional Romania SRL	Romania
BTO Group LLC	Russia
Limited Liability Company Enterprise Services	Russia

Luxoft Professional LLC	Russia
Luxoft Professional Omsk (Branch)	Russia
Luxoft Professional St Petersburg (Branch)	Russia
Training Center Luxoft Autonomous Non-commercial Organization	Russia
Integrity Solutions LLC	Russia
Integrity Solutions LLC (St. Petersburg)	Russia
Integrity Solutions LLC (Omsk)	Russia
Integrity Solutions LLC (Nizhny Novgorod)	Russia
Integrity Solutions LLC (Moscow)	Russia
CSC Computer Sciences (Middle East) Limited - Saudi Arabia Branch	Saudi Arabia
CSC Arabia Ltd.	Saudi Arabia
Enterprise Services International Trade B.V, Saudi Arabian Branch	Saudi Arabia
eBECS Company Limited	Saudi Arabia
Enterprise Services d.o.o. Beograd	Serbia
DXC Technology Singapore Pte. Ltd.	Singapore
IBA Health (Asia) Holdings Pte Ltd.	Singapore
iSOFT Health (Asia) Pte Ltd.	Singapore
DXC Technology New Asia Holdings Pte. Ltd.	Singapore
UXC Consulting Pte Ltd	Singapore
Xchanging Solutions (Singapore) Pte Limited	Singapore
DXC Technology Services Singapore Pte. Ltd.	Singapore
Luxoft Singapore Pte Limited	Singapore
Luxoft Information Technology (Singapore) Pte. Ltd.	Singapore
Virtual Clarity Singapore Pte. Ltd.	Singapore
DH Software Singapore Pte. Ltd.	Singapore
DXC Technology Information Services Slovakia s.r.o	Slovakia
DXC Technology Slovakia s.r.o.	Slovakia
Computer Sciences Corporation Services (Proprietary) Limited	South Africa
DXC Technology (South Africa) (Pty) Limited	South Africa
CSC Financial Services (Proprietary) Limited	South Africa
DXC IT Services Holdings (SA) (Pty) Ltd.	South Africa
iSOFT Health (South Africa) (Pty) Limited	South Africa
Enterprise Services South Africa (Pty) Ltd	South Africa
DH Software South Africa (Pty) Ltd	South Africa
Mynd Corporation	South Carolina
UTE (Multiple)	Spain
CSC Computer Sciences Iberica, S.L.	Spain
DXC Technology Spain, S.A.	Spain
Covansys S.L.	Spain
iSOFT Iberia, S.L.	Spain
iSOFT Sanidad S.A.	Spain
Enterprise Solutions Consultoría y Aplicaciones España, S.L.U.	Spain
Enterprise Solutions Outsourcing España, S.L.U.	Spain
Enterprise Solutions Procesos de Negocio España, S.L.U.	Spain
ES Field Delivery Spain, S.L.U.	Spain

DXC Technology Servicios Espana S.L.	Spain
DH Healthcare Provider Software Spain, S.L.	Spain
DXC Technology Sverige AB	Sweden
Enterprise Services Sverige AB	Sweden
BusinessNow Sweden AB	Sweden
Luxoft Sweden AB	Sweden
DH Sweden AB	Sweden
DXC Technology Switzerland GmbH	Switzerland
Aspediens Holding SA	Switzerland
DXC Switzerland International Sàrl	Switzerland
EntServ Schweiz GmbH	Switzerland
LFR Technology SA	Switzerland
Luxoft Global Operations GmbH	Switzerland
Excelian Luxoft Financial Services (Switzerland) AG	Switzerland
DXC Technology Taiwan Limited	Taiwan
EIT Services Taiwan Co. Ltd.	Taiwan
CSC Cybertek Corporation	Texas
CSC Logic Inc.	Texas
Mynd Partners, L.P. f/k/a Cybertek Solutions, L.P.	Texas
DXC US Development Corporation LP	Texas
Argo Design LLC	Texas
Saturn Five Native LLC	Texas
DXC Technology (Thailand) Co., Ltd.	Thailand
iSOFT Solutions (Thailand) Limited	Thailand
Enterprise Services (Thailand) Limited	Thailand
ES Caribe y Andina B.V. - Trinidad & Tobago branch	Trinidad & Tobago
DXC Technology Delivery Centre Tunisie	Tunisia
DXC Technology Tunisie SARL	Tunisia
DXC Turkey Teknoloji Hismetleri Limited Sirketi	Turkey
EntServ Turkey Technological Solutions Limited Liability Company	Turkey
DXC Technology (Middle East) FZ LLC - Abu Dhabi Branch	UAE
DXC Technology Middle East FZ-LLC	UAE
Enterprise IT Services Middle East FZ LLC	UAE
EntServ International Sárl UAE Branch	UAE
Sable37 DMCC	UAE
Limited Liability Company "Enterprise Services Ukraine"	Ukraine
Luxoft Ukraine LLC	Ukraine
Agile Coworking LLC	Ukraine
Luxoft Solutions, LLC	Ukraine
CSC Computer Sciences Limited	United Kingdom
DXC UK (Middle East) Limited	United Kingdom
CSC UKD 4 Limited	United Kingdom
CSC Life Sciences Limited	United Kingdom
DXC UK EMEA Finance Limited	United Kingdom
DXC UK International Holdings Limited	United Kingdom

DXC UK International Services Limited	United Kingdom
DXC UK International Limited	United Kingdom
DXC UK International Operations Limited	United Kingdom
DXC UK Holdings Limited	United Kingdom
DXC UK Financing LLP	United Kingdom
i SOFT Limited	United Kingdom
iSOFT Group (UK) Limited	United Kingdom
AppLabs Technologies (UK) PVT Ltd	United Kingdom
AppLabs Limited	United Kingdom
Fruition Partners UK Holdco Ltd.	United Kingdom
Fruition Partners UK Ltd.	United Kingdom
CeleritiFinTech Limited	United Kingdom
CeleritiFinTech Services Limited	United Kingdom
CeleritiFinTech Services UK Limited	United Kingdom
Fixnetix Ltd.	United Kingdom
Xchanging Limited	United Kingdom
Xchanging Holdings Limited	United Kingdom
Xchanging EMEA Limited	United Kingdom
Total Objects Limited	United Kingdom
Spikes Cavell Analytic Limited	United Kingdom
Xpanse No 2 Limited	United Kingdom
Xchanging Claims Services Limited	United Kingdom
LCO Marine Limited	United Kingdom
LCO Non-Marine and Aviation Limited	United Kingdom
Ins-Sure Holdings Limited	United Kingdom
Ins-Sure Services Limited	United Kingdom
LPSO Limited	United Kingdom
London Processing Centre Limited	United Kingdom
Xchanging Solutions (Europe) Limited	United Kingdom
Xpanse Limited	United Kingdom
Xchanging Broking Services Limited	United Kingdom
Xchanging (Rebus) Pension Trustees Limited	United Kingdom
Xchanging Global Insurance Systems Limited	United Kingdom
Xchanging Global Insurance Solutions Limited	United Kingdom
Data Integration Limited	United Kingdom
Xchanging International Limited	United Kingdom
Xchanging Holdco No 3 Limited	United Kingdom
Xchanging UK Limited	United Kingdom
Xchanging US Funding Limited	United Kingdom
Xchanging Procurement Services Limited	United Kingdom
XS (Int) Limited	United Kingdom
Xchange Limited	United Kingdom
Xchanging Software Europe (Regional Hub) Limited	United Kingdom
Xchanging Software Europe Limited	United Kingdom
eBECS Limited	United Kingdom

Virtual Clarity Limited	United Kingdom
E.D.S. International Limited	United Kingdom
EDS Finance Ltd	United Kingdom
DXC UK Trustee Limited	United Kingdom
EIT Services India Private Limited UK Branch	United Kingdom
Enterprise Services Defence and Security UK Limited	United Kingdom
Enterprise Services Information Security UK Limited	United Kingdom
EntServ UK Limited	United Kingdom
ES Field Delivery UK Limited	United Kingdom
Spiritguide Limited	United Kingdom
Spiritmodel Limited	United Kingdom
Tribridge EMEA Ltd.	United Kingdom
LFR Technology UK Ltd.	United Kingdom
TESM Limited	United Kingdom
Luxoft UK Limited	United Kingdom
Excelian Limited	United Kingdom
CXD Infrastructure Solutions U.K. Ltd.	United Kingdom
HouseBuilder XL Ltd.	United Kingdom
ViCoS Limited	United Kingdom
DXC Pension Trustee Limited	United Kingdom
DH Target UK Ltd	United Kingdom
DH OpCo UK Ltd	United Kingdom
DH HoldCo UK Ltd	United Kingdom
DXC Caribe y Andina B.V. Sucursal Uruguay	Uruguay
Enterprise Services Corporación Ven C.C.A.	Venezuela
DXC Technology Services Vietnam Company Limited	Vietnam
CeleritiFinTech Services Vietnam Company, Limited	Vietnam
Luxoft Vietnam Company Limited	Vietnam
Medical Facilities, Joint Venture	Virginia
PRC/ORI JV	Virginia
Smashing Ideas LLC	Washington